Quarterly Holdings Report
for
Fidelity® Latin America Fund
January 31, 2023
LAF-NPRT1-0423
1.813035.118
Common Stocks - 83.6%
	Shares	Value ($)
Brazil - 39.9%
Atacadao SA	2,658,601	8,615,327
Banco do Brasil SA	190,584	1,528,036
Blau Farmaceutica SA	1,509,604	8,650,864
Caixa Seguridade Participacoes	4,118,288	7,050,002
CM Hospitalar SA	1,549,891	5,801,062
Equatorial Energia SA	1,764,158	9,737,743
Hapvida Participacoes e Investimentos SA (a)	2,158,614	2,189,954
Hypera SA	1,433,487	13,102,810
Localiza Rent a Car SA	856,281	9,987,668
Localiza Rent a Car SA	3,742	31,145
Lojas Renner SA	1,111,570	4,736,375
Odontoprev SA	1,517,247	3,401,350
Pet Center Comercio e Participacoes SA	7,255,469	10,348,009
Sendas Distribuidora SA	1,261,072	4,881,521
Suzano Papel e Celulose SA	1,106,316	10,103,581
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	4,540,586	13,077,117
TOTAL BRAZIL		113,242,564
Canada - 2.6%
First Quantum Minerals Ltd.	315,354	7,316,507
Cayman Islands - 3.8%
PagSeguro Digital Ltd. (b)	289,111	2,917,130
XP, Inc. Class A (b)	443,634	7,905,558
TOTAL CAYMAN ISLANDS		10,822,688
Chile - 1.5%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (c)	44,005	4,292,248
Mexico - 22.7%
Banco del Bajio SA (a)	2,571,987	10,357,334
Becle S.A.B. de CV	1,422,528	3,438,755
Genomma Lab Internacional SA de CV	27,398,469	25,724,486
Grupo Aeroportuario Norte S.A.B. de CV	720,572	6,570,692
Qualitas Controladora S.A.B. de CV	1,830,737	10,097,467
Regional S.A.B. de CV	948,279	8,181,774
TOTAL MEXICO		64,370,508
Panama - 3.8%
Intercorp Financial Services, Inc.	448,354	10,756,012
Sweden - 1.1%
VEF AB (b)	14,010,796	2,968,934
United Kingdom - 1.0%
British American Tobacco PLC (United Kingdom)	74,693	2,863,268
United States of America - 7.2%
Afya Ltd. (b)	690,222	10,546,592
FirstCash Holdings, Inc.	30,620	2,822,552
Vasta Platform Ltd. (b)(c)	1,725,714	7,161,713
TOTAL UNITED STATES OF AMERICA		20,530,857
TOTAL COMMON STOCKS (Cost $229,333,360)		237,163,586

Nonconvertible Preferred Stocks - 16.2%
	Shares	Value ($)
Brazil - 16.2%
Itausa-Investimentos Itau SA (PN)	7,386,667	12,412,243
Metalurgica Gerdau SA (PN)	2,526,259	7,211,058
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	5,100,934	26,196,508

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $37,721,161)		45,819,809

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (d)	222,510	222,555
Fidelity Securities Lending Cash Central Fund 4.38% (d)(e)	527,618	527,671
TOTAL MONEY MARKET FUNDS (Cost $750,226)		750,226

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $267,804,747)	283,733,621
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(196,735)
NET ASSETS - 100.0%	283,536,886

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,547,288 or 4.4% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	647,124	6,638,848	7,063,417	6,792	-	-	222,555	0.0%
Fidelity Securities Lending Cash Central Fund 4.38%	1,102,930	15,799,670	16,374,929	12,611	-	-	527,671	0.0%
Total	1,750,054	22,438,518	23,438,346	19,403	-	-	750,226

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.